1st Quarter 2025 Earnings Update Four Seasons Scottsdale

Company Presentation | May 2025 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | May 2025 3 $233 $715 2013 TTM Q1'25 +207% $962 $2,098 12/31/2013 3/31/2025 +118% Urban, 31% Resort, 69% 8 15 2013 2024 +7 Total Assets (1)(2) Hotel EBITDA (1)(2)(4) (1) As of 3/31/25 (2) In millions (3) Torrey Pines sold in Q3’24 Number of Hotels(1) % of Total Hotel Rev (1)(2)(4)(6) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $184.1MM EQUITY MARKET CAP(1) $1.8B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 2013 5 Luxury Hotels Drive TTM Q1’25 Hotel EBITDA(1)(3)(4)(5) Resorts Drive TTM Q1’25 EBITDA(1)(3)(4) (4) TTM Q1’25 Hotel Rev and Hotel EBITDA figures are comparable (5) In thousands (6) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels 2025 $78 $183 2013 TTM Q1'25 +134% Luxury $128,783 Upper Upscale $53,841 $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000

Ritz-Carlton Reserve Dorado Beach Discussion Topics Industry Update Portfolio Overview Recent Results & Developments Liability Management21 14 9 5 Appendix23

Industry Update Ritz-Carlton, St. Thomas

Company Presentation | May 2025 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q1 2025 U.S. KPIs, Indexed to 2019 87 95 96 95 95 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F Occupancy Index 83 108 113 115 118 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F RevPAR Index 95 114 119 121 124 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025F ADR Index

Company Presentation | May 2025 7 $0 $40 $80 $120 $160 Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Real ADR Stabilized Real ADR Nominal ADR 0% 10% 20% 30% 40% 50% 60% 70% Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Occupancy Stabilized $0 $15 $30 $45 $60 $75 $90 $105 Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Real RevPAR Stabilized Real RevPAR Nominal RevPAR Industry Real RevPAR & ADR Stabilizing at a New Level Source: STR $131 63% $129 63% $83 $81 Pier House Marriott Seattle Waterfront

Company Presentation | May 2025 8 Luxury RevPAR Growth Forecasted Source: Lodging Analytics Research & Consulting Q1 2025 1.0% 4.3% 5.3% 1.5% 3.5% 5.0% -0.8% 2.6% 1.8% -0.1% 2.4% 2.3% -0.1% 2.6% 2.2% -0.7% 1.9% 1.2% -2% -1% 0% 1% 2% 3% 4% 5% 6% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2025 Forecasted Growth YoY

Portfolio Overview The Clancy

Company Presentation | May 2025 10 High Quality Assets with High Barriers to Entry (1) By Number of Hotels as of 3/31/25 (2) In thousands Properties Resort Hotel Q1 2025 TTM EBITDA(2) Urban Key (1) Resort: 60% Urban: 40% Cameo Beverly Hills-$1,544 $4,953 $6,096 $13,250 $14,475 $20,020 Sofitel Chicago Magnificent Mile The Clancy The Notary Hotel Marriott Seattle Waterfront Capital Hilton $3,536 $4,657 $6,049 $12,123 $13,732 $19,821 $20,409 $21,514 $23,533 Hotel Yountville Bardessono Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Pier House Ritz-Carlton St. Thomas Ritz-Carlton Reserve Dorado Beach Ritz-Carlton Sarasota Four Seasons Scottsdale

Company Presentation | May 2025 11 ADR Stabilized Higher; Occ Stabilized Lower ADR(1)(2) Stabilized – Q1 2020 to Q1 2025 Occupancy(1)(2) Stabilized – Q1 2020 to Q1 2025 (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills - 200 400 600 800 1,000 1,200 1,400 Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 +10.4% +7.4% +15.2% Key: Resort Urban Portfolio +58.9% +50.2% +22.2% Q1’19 Portfolio Q1’19 Portfolio

Company Presentation | May 2025 12 RevPAR(1)(2) Stabilizing – Q1 2020 to Q1 2025 Key: Resort Urban Portfolio Key Observations Resort RevPAR 5-Year CAGR of 12.9% Average RevPAR 5-Year CAGR of 10.6% Urban RevPAR 5-Year CAGR of 5.6% - 100 200 300 400 500 600 700 800 900 Q1'20 Q1'21 Q1'22 Q1'23 Q1'24 Q1'25 Portfolio RevPAR at Higher Stabilized Level Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills +83.1% +65.8% +31.3% Q1’19 Portfolio (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels

Company Presentation | May 2025 13 Ritz-Carlton Drives Q1 2025 TTM Hotel EBITDA(1)(2) (1) Comparable TTM as of 3/31/25, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Torrey Pines sold in Q3’24 Transient Demand Drives Q1 2025 TTM Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Marriott Seattle Waterfront, The Notary, and The Clancy The Notary Hotel Ritz-Carlton $67,793 Marriott/ Autograph $33,821 Four Seasons $23,533 Independent $21,925 Hilton $18,476 Park Hyatt $12,123 Sofitel $4,953 $- $15,000 $30,000 $45,000 $60,000 $75,000 Transient, 73.6% Group, 23.7% Contract, 2.7%

Recent Results & Developments Resorts Pass Cyclical Bottom; Resume Growth Hotel Yountville

Company Presentation | May 2025 15 Q1 RevPAR Results Differ By Property Type Bardessono Quarter Highlights (1) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (2) In thousands (3) Please refer to slides 24-37 for a reconciliation to the most directly comparable non-GAAP financial metric • Portfolio achieved over $400 RevPAR for the first time • Resorts delivered 7x the EBITDA as urban properties • Again, the two most recent acquisitions delivered highest EBITDA for the quarter • Resorts posting another quarter of RevPAR growth after six quarters of declines • Urban properties posted impressive RevPAR growth of over 11% • Cameo Beverly Hills continues to be impacted by higher expenses and soft group business • Napa Valley experienced seasonal softness as expected • Sofitel conversion to franchise in May expected to result in improved performance

Company Presentation | May 2025 16 Comparable Hotel Operating Results(1) 2025 Q1 2024 Q1(2) % Variance 2025(2) ADR(3) $626 $599 4.5% Occupancy(3) 64.6% 64.8% (0.3%) RevPAR(3) $404 $388 4.2% Total Hotel Revenue(3)(4) $218,409 $209,698 4.2% Hotel EBITDA(4) $70,799 $67,208 5.3% Hotel EBITDA Margin 32.4% 32.1% 0.4% (1) Includes all hotels owned as of March 31, 2025 (2) Amounts not restated for sale of Torey Pines (3) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (4) In thousands (5) Comparable results as reported in Earnings Releases: 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; 2022 as reported on 2/22/2023; 2023 as reported on 2/29/2024; and 2024 as reported on 2/26/2025 (6) Actual results as reported in Earnings Releases: 2024 as reported on 2/26/2025 and TTM Q1’25 as reported on 5/7/2025. Actual results for 2024 and TTM Q1’25 include the 15 hotels owned as of March 31, 2025 as well as Torrey Pines through its disposition date in July 2024 HOTEL EBITDA(1)(2)(5)(6)REVPAR(1)(2)(3)(5)(6) Portfolio RevPAR at All Time High $13.9 $142.5 $221.9 $206.4 $188.1 $187.9 $- $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 TTM Q1'25 (In m illi on s) $101 $238 $312 $307 $311 $318 $- $50 $100 $150 $200 $250 $300 $350 2020 2021 2022 2023 2024 TTM Q1'25

Company Presentation | May 2025 17 (1) As reported in Earnings Releases: 2020 as reported on 2/25/2021; 2021 as reported on 2/24/2022; and 2022 as reported on 2/22/2023; 2023 and 2024 as reported on 2/26/25; and TTM Q1’25 as reported on 5/7/2025 (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels HOTEL ADR(1)(2) HOTEL OCCUPANCY(1) Occupancy Holding Steady; ADR on the Rise 30.3% 51.9% 64.7% 65.7% 67.0% 67.0% 0% 20% 40% 60% 80% 2020 2021 2022 2023 2024 TTM Q1'25 $333 $458 $482 $483 $473 $479 $- $100 $200 $300 $400 $500 2020 2021 2022 2023 2024 TTM Q1'25 Cameo Beverly Hills

Company Presentation | May 2025 18 AFFO/SHARE DOWN ON HIGHER EXPENSES & INTEREST RATES(1)(2)SLIGHTLY LOWER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Total Revenue Flat, But Higher Expenses (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre and 2024 AFFO and TTM Q1 '25 Adjusted EBITDAre includes the results of the 15 hotels owned in 2024 and the first quarter of 2025 and the results of Hilton Torrey Pines through its date of disposition in July 2024 $(4.5) $87.5 $172.4 $176.7 $157.6 $154.4 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2020 2021 2022 2023 2024 TTM Q1'25 (In m illi on s) $0.10 $0.20 $0.49 $0.44 $0.42 $0.40 $(0.85) $0.22 $0.43 $0.20 $0.10 $(0.29) $0.17 $0.16 ($0.08) ($0.24) $(0.24) $0.25 $0.16 $0.04 ($0.06) $(1.60) $(1.20) $(0.80) $(0.40) $- $0.40 $0.80 $1.20 $1.60 2020 2021 2022 2023 2024 2025 (In m illi on s) Q1 Q2 Q3 Q4 • Adjusted funds from operations (AFFO) was $0.40 per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(2.5) million or $(0.04) per diluted share. • Net debt to gross assets was 42.3% at the end of the first quarter. • Capex invested during the quarter was $15.3 million. • Comparable Hotel EBITDA was $70.8 million for the quarter, reflecting an increase of 5.3% over the prior year quarter • During the quarter, the Company extended its mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe. • In April 2025, the Company announced plans to transition the 415-room Sofitel Chicago Magnificent Mile to a franchise structure. The conversion to a franchise was completed in early May 2025.

Company Presentation | May 2025 19 Major 2025 Planned Capital Expenditures Ritz-Carlton Lake Tahoe Park Hyatt Beaver Creek Hotel Yountville Cameo Beverly Hills $75M - $95M Range in Capital Expenditures Planned in 2025 • Café Blue Renovation (Completion in Q3 ’25) • Guestroom Renovation (Completion in Q4 ’25) • Hilton LXR Conversion (Completion in Q4 ’25) • Guestroom Renovation (Completion in Q4 ’25)

BHR Adds New Director

Hospitality Design Expert Kellie Sirna



Effective April 1, 2025

- Kellie Sirna is the Owner and Principal of Studio 11 Design, bringing decades of global travel and design expertise to world-renowned hospitality projects including Marriott, Hilton, Hyatt, and more. Her leadership blends creativity with a strong client-focused approach, building a nimble, award-winning team.
- She has expanded the firm with two key verticals: Brand Bottega, focused on brand identity and design, and Lou Verne, a creative studio specializing in art curation and styling. These initiatives support Studio 11's holistic and narrative-driven design philosophy.
- A recognized tastemaker, Kellie serves on the Hospitality Design Magazine board, has judged major industry awards, and was named a Gold-level Woman of the Year by the American Business Awards. Her work has been featured in CNN, Forbes, Condé Nast Traveler, and more.
- Deeply rooted in the Dallas community, she actively supports organizations such as NEWH, Dallas Women in Business Enterprise, and Young Leaders in Hospitality, while also volunteering with Delete Blood Cancer DKMS.

BHR BOARD OF DIRECTORS


Monty J. Bennett *(Chairman)*


Richard J. Stockton (CEO)


Stefani D. Carter *(Lead Director)*


Jay Shah


Mary Candace Evans


Matthew D. Rinaldi


Rebeca Odino-Johnson


Rebeca Musser

Company Presentation | May 2025 20

Liability Management Ritz-Carlton Sarasota

Company Presentation | May 2025 22 Closed Major Refinancing to Extend Maturities and Reduce Interest Cost CMBS Loan Amount $293.2MM Maturity June 2025 Interest Rate SOFR + 266 Collateral Notary, Clancy, Marriott Waterfront & Sofitel CMBS Refinancing Amount $363M Maturity 2 + 3 One Year Extensions Interest Rate SOFR + 252 LTV 48.9% Collateral Notary, Clancy, Marriott Waterfront, Sofitel & RC Dorado Beach Mortgage Loan Amount $62MM Maturity March 2026 Interest Rate SOFR + 475 Collateral RC Dorado Beach Maturity Schedule(1) (1) Percentages reflect each year’s maturing debt as a % of total gross assets $70.5 $242.6 $407.0 $363.0 $86.3 $43.4 0.0% 6.2% 3.4% 11.6% 19.4% 17.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2025 2026 2027 2028 2029 2030 (in m ill io ns ) Other Convertible Senior Notes The Ritz-Carlton Lake Tahoe % of Gross Assets

Appendix Ritz-Carlton Lake Tahoe

Company Presentation | May 2025 24 Indebtedness

Company Presentation | May 2025 25 Indebtedness

Company Presentation | May 2025 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | May 2025 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2025 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2025 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2025 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2025 37 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | May 2025 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2025 39 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2025 40 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2025 41 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | May 2025 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2025 43 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2025 44 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | May 2025 45 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.